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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                               September 29. 2004



                             TRACTOR SUPPLY COMPANY
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                   000-23314                     13-3139732
----------------------       ----------------------       ----------------------
   (State or Other               (Commission                 (I.R.S. Employer
   Jurisdiction of               File Number)               Identification No.)
   Incorporation or
    Organization)



  200 Powell Place, Brentwood, Tennessee                          37027
------------------------------------------                        -----
 (Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, Including Area Code:           (615) 366-4600
                                                          ----------------------



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.         REGULATION FD DISCLOSURE

ITEM 12.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

On September 29, 2004, the Company issued a press release providing a business update setting forth expected financial results for the third quarter of fiscal 2004. Additionally, the Company provided its current outlook for the remainder of fiscal 2004. A copy of the Registrant's press release is attached as Exhibit
99.1 to this Current Report.

EXHIBIT INDEX

     99.1       Press Release, dated: September 29, 2004.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TRACTOR SUPPLY COMPANY



Date:     September 29, 2004            By:   /s/ Calvin B. Massmann
     -----------------------------         -------------------------------------
                                           Calvin B. Massmann
                                           Senior Vice President-
                                           Chief Financial Officer and Treasurer
                                           (Duly Authorized Officer and
                                           Principal Financial Officer)


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